Exhibit 10.2

AMENDMENT NO. 2 TO

CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (“Amendment”) entered into on July 22, 2016 is by and among Clayton Williams Energy, Inc., a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto (together with the Borrower, the “Guarantors”), the Lenders party hereto (as defined below) and Wilmington Trust, National Association, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

A.                                    The Borrower is party to that certain Credit Agreement dated as of March 8, 2016 among the Borrower, the financial institutions party thereto from time to time, as lenders (the “Lenders”) and the Administrative Agent (as amended by the certain Amendment No. 1 to Credit Agreement entered into on March 15, 2016 and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.                                    Subject to the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                           Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.                                           Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.                                           Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following terms to appear in alphabetical order therein:

“Authorized Equity Raise” means (a) the Specified Equity Raise and (b) following the date the Borrower has successfully completed the Specified Equity Raise, additional issuances of common stock by the Borrower for net cash proceeds in an amount, and pursuant to terms, to be determined by the Borrower and subject to shareholder approval where required (it being understood and agreed that such additional issuances of common stock must be for cash proceeds and shall not consist of an exchange of common stock for indebtedness or securities of the Borrower or any of its Restricted Subsidiaries).

“Available Equity/Asset Sale Amount” means, as of any date of determination, the amount of any net cash proceeds received from any Authorized Equity Raise and/or Net Cash Proceeds received from any Specified Asset Sale and, in each case, deposited into and held in the Segregated Tender Offer Account, minus the sum of the amount of such net cash proceeds and/or Net Cash Proceeds (i) applied pursuant to Section 7.15 in reliance on the proviso to clause (a) of Section 7.15, (ii) used to purchase, or otherwise reinvest in, Oil and Gas Interests useful in the business of the Credit Parties and (iii) used for any other purpose permitted under this Agreement.

“Giddings Assets” means those certain Oil and Gas Interests located in Bastrop County, Texas, Burleson County, Texas, Lee County, Texas and Robertson County, Texas that are owned by the Borrower and its Restricted Subsidiaries as of the date of the Specified Asset Sale.

“Glasscock County Assets” means those certain Oil and Gas Interests located in Glasscock County, Texas that are owned by the Borrower and its Restricted Subsidiaries on or before the Second Amendment Effective Date.

“Midstream Assets” means those certain Pipeline Assets that are owned by the Borrower and its Restricted Subsidiaries as of the date of the Specified Asset Sale.

“Second Amendment to Credit Agreement” means that certain Amendment No. 2 to Credit Agreement, dated as of July 22, 2016, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” shall have the meaning assigned to such term in Section 5 of the Second Amendment to Credit Agreement.

“Securities Purchase Agreement” means that certain Common Stock Purchase Agreement, dated as of July 22, 2016, by and among the Borrower and the purchasers party thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Segregated Tender Offer Account” shall mean a segregated deposit account (or a sub-account of a deposit account) subject to a control agreement pursuant to Section 6.17 in which (a) the net cash proceeds from any Authorized Equity Raise are held pending (i) application pursuant to Section 7.15 or (ii) application by the Borrower to purchase or otherwise reinvest in, Oil and Gas Interests useful in the business of the Credit Parties, the election of either option being subject to the discretion of the

Borrower’s board of directors and (b) Net Cash Proceeds from any Specified Asset Sale are held pending (i) application pursuant to Section 7.15 or (ii) reinvestment pursuant to Section 2.6(a)(iii), the election of either option being subject to the discretion of the Borrower’s board of directors.  Upon request by the Lead Lender, Borrower shall provide a cumulative accounting of the funds deposited and withdrawn from the Segregated Tender Offer Account.  For the avoidance of doubt, once the Borrower elects to remove any funds from the Segregated Tender Offer Account, such funds shall be deemed permanently removed from the Segregated Tender Offer Account and shall not be replenished with cash, cash equivalents or other assets or proceeds to be used for the purposes described in clause (a)(i) and/or clause (b)(i) above and/or Section 7.15.

“Specified Asset Sale” means the Disposition of all or substantially all of (i) the Giddings Assets or (ii) the Midstream Assets.

“Specified Equity Raise” means that certain issuance of common stock by the Borrower on or about the Second Amendment Effective Date pursuant to the Securities Purchase Agreement.

(b)                                 Section 2.06(a) (Mandatory Prepayment of Loans) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)                                 Subject to Section 2.06(c), on the date of receipt by the Borrower or any Restricted Subsidiary (or affiliate thereof) of any Net Cash Proceeds, the Borrower shall prepay the Loans in an aggregate amount equal to such Net Cash Proceeds (together with any amounts due pursuant to Section 2.07 or Section 2.09); provided that the Borrower shall have no obligation to prepay the Loans (i) to the extent that such Net Cash Proceeds are attributable to a Disposition permitted by clauses (a), (c), (e), (f), (g), (h) and (j) of Section 7.04, (ii) to the extent that such Net Cash Proceeds for any Disposition are not in excess of $1,000,000 individually or $10,000,000 in the aggregate for all such Dispositions, (iii) with respect to any Specified Asset Sale that is otherwise permitted pursuant to clause (j) of Section 7.04, to the extent that the Borrower or the applicable Restricted Subsidiary (or affiliate thereof) deposits such Net Cash Proceeds into the Segregated Tender Offer Account and such Net Cash Proceeds remain in such Segregated Tender Offer Account until applied or otherwise reinvested, if, within 365 days after receipt of such Net Cash Proceeds from such Specified Asset Sale, the Borrower uses such Net Cash Proceeds from such Specified Asset Sale (A) to, directly or indirectly, retire, redeem, defease, repurchase, pay or prepay the principal of, and interest on, the Existing Senior Notes pursuant to Section 7.15 or (B) to purchase, or otherwise reinvest in, Oil and Gas Interests useful in the business of the Credit Parties (in each case, as certified by the Borrower in a certificate of a Responsible Officer delivered to the Administrative Agent and the Lead Lender), the election of either option being subject to the discretion of the Borrower's board of directors, or (iv) with respect to any Casualty Event or any Disposition permitted pursuant to clause (k) (but only with respect to Dispositions of Core Assets that were acquired by the Borrower or any Restricted Subsidiary following the Availability Date (it being understood that any Net Cash Proceeds received from other Dispositions pursuant to clause (k) shall not be able to be reinvested pursuant to this clause (iv)) and clause (l) of Section 7.04, if, within 365 days after receipt of such Net Cash Proceeds, (x) the

Borrower uses such Net Cash Proceeds to purchase, or otherwise reinvests such Net Cash Proceeds in, Oil and Gas Interests useful in the business of the Credit Parties (in each case, as certified by the Borrower in a certificate of a Responsible Officer delivered to the Administrative Agent and the Lead Lender); provided further that, (x) if  all or any portion of such Net Cash Proceeds are not so applied or reinvested, as the case may be, within within 365 days after receipt of such Net Cash Proceeds (or such earlier date, if any, as the applicable Credit Party determines not to apply or reinvest such Net Cash Proceeds, as the case may be, as set forth above), such remaining portion of Net Cash Proceeds shall be applied (and, to the extent applicable, withdrawn from the Segregated Tender Offer Account and applied) on the last date of such period (or such earlier date, as the case may be) as provided in this Section 2.06(a) without regard to the first proviso of this Section 2.06(a).

(c)                                  Section 7.04(j) (Dispositions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(j)                                    Dispositions of Non-Core Assets, Core Assets and Glasscock County Assets; provided that:

(i)                                    with respect to Non-Core Assets (other than Glasscock County Assets Disposed of pursuant to clause (iii) below), the Fair Market Value of all Dispositions of Non-Core Assets does not exceed $75,000,000; provided that, to the extent that all or substantially all of the Giddings Assets are Disposed of pursuant to a Specified Asset Sale, such amount shall be decreased to $20,000,000;

(ii)                                with respect to Core Assets, the Fair Market Value of all Dispositions of Core Assets does not exceed $25,000,000; provided that, to the extent that all or substantially all of the Midstream Assets are Disposed of pursuant to a Specified Asset Sale, such amount shall be decreased to $5,000,000;

(iii)                            Dispositions of the Glasscock County Assets shall be permitted pursuant to this clause (iii) to the extent that such Dispositions have been completed and disclosed to the Administrative Agent and the Lead Lender prior to the Second Amendment Effective Date;

(iv)                              the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying that such Disposition made pursuant to clauses (i) or (ii) above was for Fair Market Value and was otherwise in compliance with this Section 7.04(j) and shall describe the consideration to be received in connection with such Disposition; and

(v)                                  either (A) at least 90% of the consideration received by the Borrower or any Restricted Subsidiary in respect of such Disposition is cash or cash equivalents or (B) such consideration consists of Oil and Gas Interests; provided that, notwithstanding the foregoing, in connection with any Specified Asset Sale, at least 90% of the consideration received by the Borrower or any

Restricted Subsidiary in respect of such Specified Asset Sale is cash or cash equivalents.

(d)                                 Section 7.15 (Senior Notes Restrictions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

The Borrower will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, retire, redeem, defease, repurchase, pay or prepay any part of the principal of, or interest on, the Senior Notes other than (a) retirements, redemptions, defeasances, repurchases, payments or prepayments on the Senior Notes in an aggregate amount not to exceed $50,000,000; provided that so long as (i) no Default or Event of Default has occurred or is continuing or could result therefrom and (ii) beginning with the testing period ending on December 31, 2018 and thereafter, the Borrower is in compliance on a pro forma basis (after taking into account such retirement, redemption, defeasance, repurchase, payment or prepayment) with the Asset Coverage Ratio as specified in Section 7.13, then such amount shall be increased by the Available Equity/Asset Sale Amount for the retirement, redemption, defeasance, repurchase, payment or prepayment of the Existing Senior Notes, (b) a Permitted Refinancing of the Senior Notes and (c) regularly scheduled payments of interest in an aggregate amount not to exceed $50,000,000 in any fiscal year. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or permit any modification or amendment of the Senior Notes Documents the effect of which is to (i) increase the maximum principal amount of the Senior Notes or the rate of interest on any of the Senior Notes (other than as a result of the imposition of a default rate of interest in accordance with the terms of the Senior Notes Documents), (ii) change or add any event of default or any covenant with respect to the Senior Notes Documents if the effect of such change or addition is to cause any one or more of the Senior Notes Documents to be more restrictive on the Borrower or any of its Subsidiaries than such Senior Notes Documents were prior to such change or addition, (iii) shorten the dates upon which scheduled payments of principal or interest on the Senior Notes are due, (iv) change any redemption or prepayment provisions of the Senior Notes, (v) alter the subordination provisions, if any, with respect to any of the Senior Notes Documents, (vi) grant any Liens in any assets of the Borrower or any of its Subsidiaries, except for Permitted Junior Liens, or (vii) permit any Subsidiary to Guarantee the Senior Notes unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder.

Section 4.                                           Representations and Warranties.  The Borrower and each Guarantor hereby represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this

Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the limited liability company, limited partnership, or corporate power and authority of the Borrower and each Guarantor and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Obligations, as amended hereby.

Section 5.                                           Conditions to Effectiveness.  This Agreement shall become effective on the date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied:

(a)                                 The Administrative Agent and the Lead Lender (or their counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent and the Lead Lender (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)                                 The Administrative Agent and the Lead Lender shall have received (i) a certificate of each Credit Party, dated the Second Amendment Effective Date and executed by its Secretary or Assistant Secretary or a Responsible Officer of such Credit Party, which shall (A) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Credit Party authorized to sign this Amendment and the other Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate of formation or articles of incorporation or organization of such Credit Party certified by the relevant authority of the jurisdiction of organization of such Credit Party and a true and correct copy of its by-laws or operating, management or partnership agreement, and (ii) a good standing certificate for each Credit Party from its jurisdiction of organization.

(c)                                  The representations and warranties of each Credit Party set forth in this Amendment and the other Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date (other than those representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (other than those representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties are true and correct in all respects as of such earlier date).

(d)                                 The common stock contemplated to be issued pursuant to the Securities Purchase Agreement shall be issued pursuant to the terms of the Securities Purchase Agreement.

(e)                                  The Administrative Agent and the Lead Lenders shall have received a duly executed copy of an amendment to the Revolving Credit Agreement, in form and substance reasonably acceptable to the Lead Lender.

(f)                                   The Administrative Agent and the Lead Lender shall be satisfied that all actions and proceedings required under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended) have been taken and the transactions required thereunder have been duly and validly taken and consummated.

(g)                                  No Default or Event of Default shall have occurred and be continuing.

(h)                                 The Administrative Agent and the Lead Lender shall have received all fees and other amounts due and payable (or arrangements for the netting of such fees and other amounts due and payable), including reimbursement or payment of all reasonable and documented legal fees and all out-of-pocket expenses, in each case, required to be reimbursed or paid by the Credit Parties hereunder or under any other Loan Document.

(i)                                     The Administrative Agent and the Lead Lender shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the Second Amendment Effective Date, and all such documents shall be in form and substance satisfactory to the Administrative Agent and the Lead Lender.

Section 6.                                           Acknowledgments and Agreements.

(a)                                 The Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)                                 The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby.  Except as expressly set forth herein, this Amendment shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, as amended hereby or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c)                                  The Borrower, each Guarantor, the Administrative Agent and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the other Loan Documents, are not impaired in any respect by this Amendment.

(d)                                 From and after the Second Amendment Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such

Loan Documents as amended by this Amendment and the other documents executed pursuant hereto.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 7.                                           Reaffirmation of the Guaranty and Obligations.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under Article VIII of the Credit Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Liabilities, as such Guaranteed Liabilities may have been amended by this Amendment, and its execution and delivery of this Amendment do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 8.                                           Administrative Agent Authorization.  Each of the undersigned Lenders hereby authorizes the Administrative Agent to execute and deliver this Amendment and the other Loan Documents entered into in connection herewith on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment and such other Loan Documents.

Section 9.                                           Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile or other electronic signature and all such signatures shall be effective as originals.

Section 10.                                    Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11.                                    Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 12.                                    Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

Section 13.                                    Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	CLAYTON WILLIAMS ENERGY, INC.

	By:	/s/ Michael L. Pollard
		Name:	Michael L. Pollard
		Title:	Senior Vice President

GUARANTORS:	SOUTHWEST ROYALTIES, INC.
WARRIOR GAS CO.
CWEI ACQUISITIONS, INC.
ROMERE PASS ACQUISITION L.L.C.
CWEI ROMERE PASS ACQUISITION CORP.
BLUE HEEL COMPANY
TEX-HAL PARTNERS, INC.
DESTA DRILLING GP, LLC
WEST COAST ENERGY PROPERTIES GP, LLC
CLAJON INDUSTRIAL GAS, INC.
CLAYTON WILLIAMS PIPELINE CORPORATION

	By:	/s/ Michael L. Pollard
		Name:	Michael L. Pollard
		Title:	Senior Vice President

DESTA DRILLING, L.P.

	By:	Desta Drilling GP, LLC, its general partner

	By:	/s/ Michael L. Pollard
		Name:	Michael L. Pollard
		Title:	Senior Vice President

Signature Page to

Amendment No. 2 to Credit Agreement

(Clayton Williams Energy, Inc.)

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as Administrative Agent

By:	/s/ Meghan H. McCauley
	Name:	Meghan H. McCauley
	Title:	Assistant Vice President

Signature Page to

Amendment No. 2 to Credit Agreement

(Clayton Williams Energy, Inc.)

AF IV ENERGY L.P., as Lender

By: AF IV ENERGY HOLDINGS, L.P.,
its sole member

By: AF IV ENERGY AIV GP, L.P.,
its general partner

By:	/s/ Nathan Walton
	Name:	Nathan Walton
	Title:	Authorized Signatory

Signature Page to

Amendment No. 2 to Credit Agreement

(Clayton Williams Energy, Inc.)

AF IV (U) LTD., as Lender

By:	/s/ Nathan Walton
	Name:	Nathan Walton
	Title:	Authorized Signatory

Signature Page to

Amendment No. 2 to Credit Agreement

(Clayton Williams Energy, Inc.)